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                                                                 EXHIBIT 23.31

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 1998, with respect to the financial statements of Satellite Transmission Systems Division of California Microwave, Inc., included in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-46975) and related Prospectus of L-3 Communications Holdings, Inc. for the registration of its common stock.


                                          Ernst & Young LLP


Melville, New York
April 24, 1998